UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2020
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 240	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Spectrum Pharmaceuticals, Inc. (the “Company”), approved a form of Stock Appreciation Rights Award Agreement (the “SARs Agreement”) pursuant to the authority granted to it under the terms of the Company's 2018 Long-Term Incentive Plan (the “Plan”). Pursuant to the Plan and the SARs Agreement, the Committee may grant a stock appreciation right to Participants (as defined in the Plan), whereby each SAR will represent the right to receive, on exercise thereof, the excess of (i) the Fair Market Value (as defined in the Plan) of one share of the Company’s common stock on the date of exercise over (ii) the grant price of the right as determined by the Committee subject to the other terms and conditions set forth in the SARs Agreement and the Plan. The terms of the Plan and the SARs Agreement provide that the SARs shall automatically vest in the event of a Change in Control (as defined in the Plan) occurring prior to the date of a Participant's termination of Continuous Service (as defined in the Plan). In the event that the Participant has a termination of Continuous Service by (i) the Company for Cause (as defined in the Plan), (ii) Retirement (as defined in the Plan), (iii) death or Disability (as defined in the Plan) or (iv) any other reason, all unvested SARs shall immediately expire effective on the date of termination of the Participant's Continuous Service.
The foregoing description of the SARs Agreement does not purport to be complete and is qualified in its entirety by the specific language of the SARs Agreement which is filed as an Exhibit to this Report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Stock Appreciation Rights Agreement under the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	March 13, 2020	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer